SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 3, 2003

FAIRCHILD SEMICONDUCTOR INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-15181 (Commission File Number)	04-3363001 (I.R.S. Employer Identification No.)

82 Running Hill Road
South Portland, Maine 04106
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (207) 775-8100

Item 5. Other Events
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
Signature
Ex-99.1 Press Release dated 12-3-03

Item 5. Other Events

     On December 3, 2003 we updated our fourth quarter 2003 outlook. Further information is included in our press release filed as Exhibit 99.1 to this report and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     c) Exhibits

     99.1 Press Release dated December 3, 2003

Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fairchild Semiconductor International, Inc.

Date: December 4, 2003	/s/ Robin A. Sawyer

Robin A. Sawyer
Vice President, Corporate Controller
(Principal Accounting Officer and Duly Authorized Officer)